SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                     FORM 8-K/A
                                   AMENDMENT NO. 1




                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE

                            SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): July, 29 1999



                            E-AUTOMATE CORPORATION
             (Exact name of registrant as specified in this Charter)


                              AUREUS CORPORATION
                                (Former Name)

                         WOODLAKE VILLAGE ASSOCIATES, INC.
                                 (Former Name)



         Delaware                     0-24380                 33-0601502
----------------------------    -----------------------    -------------------
(State or other jurisdiction    (Commission File Number      (IRS Employer
                                                           Identification No.)

     83 North 490 West, American Fork, Utah            84003
     (Address of principal executive offices)        (Zip Code)

        Registrant's Telephone Number, Including Area Code:  (801) 492-1705

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to an  Agreement  And Plan of Merger  dated June 14, 1999
(the "Agreement") and subject to the closing of the offering, a wholly owned subsidiary of the Registrant, Aureus Acquisition Corp. merged into Aureus, Corporation, a Utah Corporation ("Aureus") effective July 29, 1999, which was reported on Form 8-K filed by the Registrant on November 17, 1999. Furthermore, the shareholders of Aureus exchanged Each of their shares of common stock for 1.88 shares of Woodlake common stock, resulting in Woodlake issuing 3,505,941 shares of its common stock to Aureus shareholders. The transaction has been accounted for as a recaptialization of the Company with a related 1.88-for-1 stock split and the issuance of 1,000,000 shares of common stock to the Woodlake shareholders with no ascribed value. Subsequent to the reorganization, Woodlake changed its name to Aureus corporation, and then to e-automate Corporation. Financial statements of e-automate are filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.
          See Exhibit Index, Exhibit 99.1

     (b) Since Woodlake had no operating activity and substantially no net assets, the transaction is considered a reorganization of e-automate Corporation, not a purchase business combination. Accordingly, no pro forma financial information is required.

     (c) Exhibits. The following exhibits are incorporated herein by this reference:

          Exhibit No.                      Description of Exhibit
          -----------         -------------------------------------------------

              2.1*            Agreement and Plan of Reorganization, dated June
                              14, 1999 between the Registrant and Auerues.
              3.3*            Amendment to Certificate of Incorporation changing
                              name to Aureus Corporation.
              3.4*            Amendment to Certificate of Incorporation changing
                              name to e-automate Corporation.
             99.1**           Financial statements.
____________________________

     * Incorporated by reference to the same numbered Exhibits to the Report on Form 8-K, as filed on November 17, 1999.
     **  Filed herewith


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        E-AUTOMATE CORPORATION.
                                              (Registrant)

Date: June 28, 2000                     By: /s/ Lon Price
                                        -----------------------------
                                        Lon Price, President and
                                        Chief Executive Officer

                            EXHIBIT INDEX

          Exhibit No.                      Description of Exhibit
          -----------         -------------------------------------------------

               2.1* Agreement and Plan of Reorganization, dated June 14, 1999 between the Registrant and Aureus.

               3.3* Amendment to certificate of Incorporation changing name to Aureus Corporation.

               3.4* Amendment to Certificate of Incorporation changing name to e-automate Corporation.

              99.1**          Financial statements.
____________________________
   * Incorporated by reference to the same numbered Exhibits to the Report on Form 8-K, as filed on November 19, 1999.
   ** Filed herewith

                             E-AUTOMATE CORPORATION
                          (Formerly Aureus Corporation)
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                    Years Ended March 31, 1999 and 1998, and
               for the Period from Inception (November 22, 1995)
                             through March 31, 1999

        TABLE OF CONTENTS
        ---------------------------------------------------------
                                                           Page


        INDEPENDENT AUDITOR'S REPORT                         1

        FINANCIAL STATEMENTS:

         Balance Sheet                                       2

         Statements of Operations                            4

         Statements of Changes in Stockholders' Deficit      5

         Statements of Cash Flows                            6

         Notes to Financial Statements                       7

        Squire & Company, PC
        Certified Public Accountants and Business Consultants
        1329 SOUTH 800 EAST * OREM, UTAH 84097-7700 *
        (801)225-6900 * FAX (801)226-7739
        --------------------------------------------------------



                          INDEPENDENT AUDITOR'S REPORT



        To the Board of Directors
        of e-automate Corporation

        We have audited the accompanying balance sheet of e-automate Corporation (a development stage company) (formerly Aureus Corporation) as of March 31, 1999, and the related statements of operations, stockholders deficit, and cash flows for the years ended March 31, 1999 and 1998 and for the period from inception (November 22, 1995) through March 31, 1999. These financial statements are the responsibility of the management of e-automate Corporation. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
        An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of e-automate Corporation as of March 31, 1999, and the results of its operations and its cash flows for the years ended March 31, 1999 and 1998 and for the period from inception (November 22, 1995) through March 31, 1999 in conformity with generally accepted accounting principles.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage enterprise engaged in developing business productivity improvement software for small businesses. As discussed in Note 1 to the financial statements, the Company's operating loss and negative operating cash flow for the year ended March 31, 1999 raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

	  /s/  Squire & Company, PC
        -------------------------
        SQUIRE & COMPANY, PC

        Orem, Utah
        June 18, 1999

        E-AUTOMATE CORPORATION
        (A Development Stage Company)
        BALANCE SHEET
                                                       March 31, 1999
        -------------------------------------------------------------


        ASSETS

        Current Assets:
          Prepaid expenses                                  $ 4,700
          Accounts receivable                                62,986
                                                            -------

           Total current assets                              67,686

        Property and Equipment -
          net of accumulated depreciation
          of $20,970                                         22,851

        Other Assets                                          1,760
                                                            --------
          Total assets                                      $ 92,297
                                                            ========

The accompanying notes are an integral part of these statements.

        E-AUTOMATE CORPORATION
        (A Development Stage Company)
        BALANCE SHEET (Continued)
                                                      March 31, 1999
        ------------------------------------------------------------

        LIABILITIES AND STOCKHOLDERS' DEFICIT

        Current Liabilities:

          Cash overdraft                                    $      2,696
          Accounts payable                                        16,051
          Accrued liabilities                                     16,835
          Defered revenues                                       159,289
          Stockholder notes payable                              129,635
          Line of credit                                         107,463
          Current portion of long-term debt                      225,875
                                                            ------------

           Total current liabilities                             657,844


        Long-Term Liabilities, less current portion              183,000
                                                            ------------

             Total liabilities                                   840,844


        Stockholders' Deficit:
          Preferred stock, $0.001 par value, 1,000,000
          shares authorized, no shares issued or
          outstanding                                                  -
          Capital stock, 20,000,000 shares authorized,
            2,797,181 shares issued and outstanding,
            no par value                                           2,797
          Addition paid-in capital                               467,578
          Deficit accumulated during the development
            stage                                             (1,218,922)
                                                            ------------

           Total stockholders' deficit                          (748,547)
                                                            ------------

             Total liabilities and stockholders'
               deficit                                      $     92,297
                                                            ============

The accompanying notes are an integral part of these statements.

        E-AUTOMATE CORPORATION
        (A Development Stage Company)
        STATEMENTS OF OPERATIONS
        ----------------------------------------------------------------------



                                                                      For the Period
                                                                      from Inception
                                                    Years Ended        (November 22,
                                                     March 31,         1995) through
                                            -------------------------      March 31,
                                                1999           1998           1999
        ------------------------------------------------------------------------------

        Net Revenue                          $  244,801     $  61,473      $   537,339
        Costs and Expenses:
          Implementation cost                    57,484        28,001          136,098
          Post contract support services         33,491        12,982           69,939
          Selling and marketing                 216,070        73,682          422,935
          Research and development              156,615       186,118          679,148
          General and administrative            262,003         7,438          282,883
                                             ----------     ---------      -----------

           Total costs and expenses             725,663       308,221        1,591,003
                                             ----------     ---------      -----------

        Loss from Operations                   (480,862)     (246,748)      (1,053,664)

        Other Expenses - Interest expense       (99,842)      (62,916)        (165,258)
                                             ----------     ---------      -----------

        Net Loss                             $ (580,704)    $(309,664)     $(1,218,922)
                                             ==========     =========      ===========

        Basic and Diluted Loss per Common
          Share                              $    (0.23)    $   (0.15)     $     (0.55)
                                             ==========     =========      ===========

        Weighted Average Number of Shares
          Used in per Share Calculation       2,570,511     2,098,199        2,222,892
                                             ==========     =========      ===========

The accompanying notes are an integral part of these statements.

        E-AUTOMATE CORPORATION
        (A Development Stage Company)
        STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
        Years Ended March 31, 1999, 1998 and for the Period
        from Inception (November 22, 1995) through March 31, 1999
        ---------------------------------------------------------------


                                                                                Deficit
                                                                              Accumulated
                                         Common Shares        Additional       during the      Total
                                 ------------------------      Paid-in        Developoment  Stockholders'
                                      Shares      Amount        Capital           Stage        Equity
                                 -----------    ---------      ---------      ------------   ----------

Balance, at Inception
November 22, 1995                         -     $       -      $       -      $          -   $        -

Shares issued to founders for
services February 1996 -
$0.13 per share                   1,534,080         1,534        202,466                 -      204,000

Shares issued for assumption
of debt February 1996 -
$0.13 per share                     270,720           271         35,729                 -       36,000


Shares issued for services
February 1996 - $0.13 per share     200,429           201         26,452                 -       26,653
November 1996 - $0.13 per share      39,619            40          5,229                 -        5,269
March 1997 - $0.13 per share          3,760             4            496                 -          500


Shares issued for services
April 1997 - $0.13 per share         75,200            75          9,925                 -       10,000
December 1997 - $0.18 per share      51,281            51          6,768                 -        6,819
March 1998 - $0.13 per share         45,120            45          5,955                 -        6,000

Net Loss for the period from
November 22, 1995 (date of
inception) through March 31,
1997                                      -             -              -          (328,554)    (328,554)
                                 ----------     ---------      ---------      ------------   ----------
Balance, March 31, 1997           2,220,209         2,221        293,020          (328,554)     (33,313)

Transfer of shares by
founding stockholder
as employee bonuses and
other services 75,200
shares - May 1997                         -             -         10,000                 -       10,000
150,400 shares - May 1997                 -             -         20,000                 -       20,000
39,619 shares - August 1997               -             -          5,269                 -        5,269
16,399 shares - December
1997                                      -             -          2,181                 -        2,181

Transfer of shares by founding
stockholder in connection
with debt financing 56,400
shares - October 1997                     -             -          7,500                 -        7,500
18,800 shares - November 1997             -             -          2,500                 -        2,500

Shares issued in connection
with debt financing
January 1998 - $0.13 per share       75,200            75          9,925                 -       10,000
February 1998 - $0.13 per share      62,040            62          8,188                 -        8,250

Net Loss for the year ended
March 31, 1998                            -             -              -          (309,664)    (309,664)
                                 ----------     ---------      ---------      ------------    ---------

Balance, March 31, 1998           2,357,449         2,358        358,583         (638,218)     (277,277)

Shares issued in connection
with debt financing
April 1998 - $0.13 per share        119,380           119         15,756                -        15,875

Shares issued for services
April 1998 through August
1998 $0.13 per share                 23,500            23          3,102                -         3,125
November 1998 through
February 1999 $0.21 per share        79,900            80         16,495                -        16,575

Shares issued in lieu of
interest payments
May 1998 - $0.13 per share           45,120            45          5,955                -         6,000
September 1998 - $0.21
per share                            45,120            45          9,315                -         9,360

Shares redeemed for cash
November 1998 - $0.04
per share                          (188,000)         (188)        (7,812)               -        (8,000)

Shares redeemed for promissory
note
December 1998 - $0.21 per share    (531,288)         (531)      (109,469)               -      (110,000)

Shares issued to director for:
  Cash                              479,320           479         99,521                -       100,000
  Services                          366,680           367         76,132                -        76,499
December 1999 - $0.21 per share

Net Loss March 31, 1999                   -             -              -         (580,704)     (580,704)
                                 ----------     ---------      ---------      -----------    ----------
Balance, March 31, 1999           2,797,181     $   2,797      $ 467,578      $(1,218,922)   $ (748,547)
                                 ==========     =========      =========      ===========    ==========

The accompanying notes are an integral part of these statements.

E-AUTOMATE CORPORATION
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
------------------------------------------------------------------------------

                                                                        For the Period
                                                                        from Inception
                                                    Years Ended          (November 22,
                                                      March 31,          1995) through
                                             ---------------------------    March 31,
                                                1999           1998           1999
                                             -----------    ------------     ---------

Cash Flows from Operating Activities:
  Net loss                                   $  (580,704)   $  (309,664)   $(1,218,922)
  Adjustments to reconcile net income
  to net cash used in operating activities:
     Depreciation                                 10,601          6,069         20,971
     Shares issued for interest expense           31,235         28,250         65,254
     Shares issued as compensation                96,200         51,269        378,122
     Compensation from stock options
     granted                                           -          9,000          9,000
     Change in assets and liabilities:
          Increase in accounts receivable        (62,988)             -        (62,988)
          Increase in prepaid expenses             3,064         (7,763)        (4,700)
          Increase in other assets                (1,760)             -         (1,760)
          Increase (decrease) in accounts
            payable                               16,051         (5,976)        16,051
          Increase (decrease) in accrued
            liabilities                           (9,884)        11,807         16,836
          Change in debt discount                 (2,125)             -         (2,125)
          Increase (decrease) in unearned
            revenues                             159,289              -        159,289
                                             -----------    -----------    -----------

                  Total adjustments              239,683         92,656        593,950
                                             -----------    -----------    -----------

     Net cash used in operating activities     (341,021)       (217,008)      (624,972)

Cash Flows from Investing Activities:
     Purchase of equipment                      (13,097)           (677)       (35,797)
                                             ----------     -----------    -----------

          Net cash used by investing
            activities                          (13,097)           (677)       (35,797)

Cash Flows from Financing Activities:
     Net change in lines of credit               78,299             (67)        56,463
     Change in cash overdraft                     2,696               -          2,696
     Proceeds from issuance of common stock     100,000               -        136,000
     Payments on stockholder note payable             -         (27,624)       (35,649)
     Net changes in stockholder receivable      (10,158)        (48,811)       (31,345)
     Payments to redeem common stock for
       cash                                      (8,000)              -         (8,000)
     Proceeds on related party line of
       credit                                    78,604               -        114,604
     Proceeds from bond issuance                 38,000         185,000        243,000
     Proceeds from notes                         70,000         113,000        183,000
                                             ----------     -----------    -----------

          Net cash provided by financing
            activities                          349,441         221,498        660,769

Net Increase (Decrease) in Cash                  (4,677)          3,813              -

Beginning Cash                                    4,677             864              -
                                             ----------     -----------    -----------

Ending Cash                                  $        -     $     4,677    $         -
                                             ==========     ===========    ============


The accompanying notes are an integral part of these statements.

E-AUTOMATE CORPORATION
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

Note 1. Nature of Businesses and Summary of Significant Accounting Policies

        -------------------------------------------------------------------
Basis for Presentation and Reorganization - Subsequent to March 31,
1999, on July 2, 1999, the Company entered into a reorganization agreement with Woodlake Village Associates, Inc. (Woodlake) a publicly held Delaware corporation, whereby a newly formed wholly-owned subsidiary of Woodlake was merged into the Company.
The stockholders of the Company exchanged each of their shares of common stock for 1.88 shares of Woodlake common stock in connection with the reorganization agreement, which resulted in Woodlake issuing 3,505,941 shares of common stock to the Company's stockholders. Subsequent to the reorganization, Woodlake changed its name to Aureus Corporation, and then to e-automate Corporation.

The transaction has been accounted for as a recapitalization of the Company with a related 1.88 for 1 stock split and the issuance of 1,000,000 shares of common stock to the Woodlake stockholders for nothing. The accompanying financial statements have been restated for the effects of the stock split for all periods presented.

Nature of Business - e-Automate Corporation, ("e-automate," or the "Company") is primarily engaged in developing and providing business productivity improvement software and services to small businesses. The Company uses the Internet, and other innovative technologies, to enable small businesses to more easily purchase and implement its software, to receive consulting services and to automate business activities. The founders began operation November 22, 1995, and originally incorporated the business in Utah February 27, 1996 as Aureus Corporation ("Aureus").

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Business Condition - The Company has suffered losses from operations and has had negative cash flows from operating activities. The Company's continued existence is dependent upon its ability to achieve profitable operations. Management believes future operations will provide sufficient cash flows for the Company to continue as a going concern, although achievement of profitable or sustainable operations cannot be assured.

E-AUTOMATE CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------


NOTE 1.NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
-------------------------------------------------------------------------

Development Stage Company - Since inception, the Company has spent most of its efforts raising capital and developing and marketing its business productivity improvement software; however, it has not yet had sales sufficient to sustain operations and has relied upon cash flows from financing activities (primarily debt and equity issuances) to sustain operations. Therefore, the Company is considered to be in the development stage.

Financial Instruments - The amounts as cash, accounts payable, unearned revenue, and accrued liabilities are considered to be reasonable approximations of their fair values. The fair value estimates presented herein were based on market information available to management at the time of preparation of the financial statements. For the purpose of the statement of cash flows, cash and cash equivalents are defined as demand deposits as well as other funds with a maturity of three months or less.

Research and Development - Research and development costs include expenditures incurred in development of software products or enhancements to existing products. Research and development costs are charged to expense as incurred. Differences between capitalizable software development costs, together with appropriate amortization of capitalized costs and actual expenditures to date have been immaterial and as a result the Company has elected to expense these costs as incurred.

Depreciation - Property and equipment as of March 31, 1999 consist of the following equipment and are recorded at cost:


                                               1999
                                             --------
          Furniture and fixtures             $  1,371
          Computer equipment                   42,450
                                             --------

            Total property and equipment       43,821
            Accumulated depreciation          (20,970)
                                             --------

               Net property and equipment    $ 22,851
                                             ========

Provision for depreciation of office and computer equipment is computed on the straight-line method for financial reporting purposes.  Depreciation is based upon estimated useful lives as follows:
                                         Estimated
                                        Useful Lives
                                        ------------
            Office equipment            3 to 7 Years

            Computer equipment               5 Years

E-AUTOMATE CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------

NOTE 1.NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
------------------------------------------------------------------------

Maintenance, repairs, and renewals which neither materially add to the value of the equipment nor appreciably prolong its life are charged to expense as incurred. Gains and losses on dispositions of equipment are included as income.

Depreciation charged to operations was $10,601, $6,069 and $20,970, respectively for the years ended March 31, 1999 and 1998 and for the period from inception (November 22, 1995) through March 31, 1999.

Revenue Recognition - Revenue from the sale of software products is recognized once a formal sales contract is agreed upon and delivery is complete, when no significant obligations remain unfulfilled, and collection of the resulting receivable is probable. In instances where a significant obligation exists, revenue recognition is delayed until the obligation has been satisfied. Generally, sales of the e-automate system provide for return up through an implementation and data conversion phase, typically 60 days; an allowance for return is provided until customer return privileges expire. Revenue from services, including training and consulting and data conversion, are recognized as the services are performed during the implementation phase and are non-refundable. Service revenues from post contract customer support and software upgrades are recognized ratably over the period of the related maintenance contract.

NOTE 2.INCOME TAXES

The Company, with the consent of its stockholders, has elected under the Internal Revenue to be an S Corporation. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal and state income taxes has been included in these financial statements.

NOTE 3.ADDITIONAL CASH FLOW STATEMENT DISCLOSURES

The Company paid $54,262, $34,908 and $91,427 of interest during the years ended March 31, 1999 and 1998 and for the period from inception (November 22, 1995) through March 31, 1999, respectively.

Non-cash Investing and Financing Activities - On January 15, 1996 a founder of the Company contributed computer equipment valued at $8,024 to the Company in exchange for related party notes payable.

During 1996, one of the founders of the Company paid off the Company's line of credit, at a bank, in the amount of $36,000 for which he received 270,720 common shares.

E-AUTOMATE CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------

NOTE 3.ADDITIONAL CASH FLOW STATEMENT DISCLOSURES (Continued)

The Company issued 626,040 common shares upon conversion of convertible debentures in the amount of $333,000.

On December 1, 1998 e-automate redeemed 531,288 shares of common stock for a $110,000 note payable.

NOTE 4. RELATED PARTY TRANSACTIONS

The Company has made and received stockholder advances that are non-interest bearing (see note 6). In addition, the Company received contributions of certain computer equipment from a stockholder. In the opinion of management, the equipment was credited at fair market value.

NOTE 5. STOCKHOLDER NOTES PAYABLE

        Stockholder notes payable are as follows:

                                                             1999
                                                           --------
         Note payable - no stated interest rate,
         deemed all current                                $ 51,031

         Note payable - mirrors a personal line of
         credit with a bank, interest at 9.75 percent,
         with a limit of $100,000                            63,604
                                                           --------

               Total                                        $114,635
                                                            ========
NOTE 6. LINE OF CREDIT

The Company has a credit line with U.S. Bank. The credit limit is $35,000. The line bears a variable interest rate. At
March 31, 1999 the interest rate was 10.25 percent. The line of credit balance was $11,703 as of March 31, 1999.

Additionally, the Company has a second line of credit to a bank that bears interest at prime plus 2.25 percentage points, matures
February 28, 2000 and has minimum monthly payments of accrued interest. The line of credit balance was $95,760 as of March 31, 1999.

E-AUTOMATE CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------------

NOTE 7.NOTES PAYABLE

          Notes payable, less current portion are as follows:
                                                                     1999
                                                                  -----------
             Notes payable, 18 percent interest,
              due at various dates during the fiscal
              year March 31, 2000, secured by the
              assets of the corporation, including all
              software code                                       $   168,000

              Convertible debentures, 10 percent
              and 18 percent interest, various maturities,
              convertible into common stock, of the
              Company at the conversion price of $1.00
              (net of debt discount $2,125)                           240,875
                                                                  -----------

                                                                      408,875

              Less current portion                                    225,875
                                                                  -----------

                    Total                                         $   183,000
                                                                  ===========
NOTE 8.STOCKHOLDERS' EQUITY

During February 1996, the Company issued 1,534,080 common shares for services valued at $204,000, or $0.13 per share, as determined to be fair value by the Company. Additionally, the Company issued 270,720 common shares, valued at $0.13 per share, to a founder of the Company in exchange for a $36,000 cash payment the founder made to pay down a bank line of credit incurred while the Company was information.

From February 1996 through August 1998 the Company issued shares of its common stock to employees and directors for services or as performance based bonuses. During this time the Company issued a total of 333,108 shares to employees for services valued at $44,296, or $0.13 per share, and 105,801 common shares to directors for services valued at $16,250, or $0.13 per share. In as much as the Company's common shares are not publicly traded, the Board of Directors has determined the fair value of the Company's common shares to be $0.13 per share from inception through September 1998.

During April and May, 1997 a principal stockholder of the Company contributed 356,818 common shares back to the Company and the Company reissued the shares to employees and to directors for services and in connection with debt financing. The shares were valued at $46,386 or $0.13 per share.

E-AUTOMATE CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------

NOTE 8.STOCKHOLDERS' EQUITY (Continued)

From October 1997 through April 1998, the Company issued 331,820 common shares and notes payable in the amount of $176,500 for cash proceeds of $176,500. The proceeds were allocated to the common shares and to the notes based upon their relative fair values, with $44,125, or $0.13 per share, allocated to the common shares and the balance allocated to the notes. The resulting discount to the notes payable of $44,125 was charged to interest expense over the term of the notes, which was one year.

During May 1998, 45,120 common shares, were issued for interest on notes. The common shares and the related interest expense were valued at $6,000, or $0.13 per share.

During September 1998 the Company completed the development of their product and therefore considered the fair value of the Company to have increased to $0.21 per share. From September 1998 through May 1999 the Company issued 79,990 common shares to employees for services valued at $16,575, or $0.21 per share.

During September 1998, 45,120 common shares were issued for interest on notes. The common shares and the related interest expense were valued at $9,360, or $0.21 per share.

At the dates certain employees were hired, common stock was issued to the employee, as described above. At the dates of their employment those employees entered into agreements with the Company that upon the termination of their employment, the Company would redeem common shares which had been issued to the employees at the book value of the stock. At the time of the employees' termination, due to the negative book value, the employees and the Company agreed the stock would be redeemed at $0.04 per share. During November 1998, the Company redeemed 188,000 common shares from terminated employees for $8,000, which was paid in cash. There were no unstated rights or privileges granted or received in connection with the redemption.

On December 1, 1998, 531,288 common shares were redeemed from one of the Company's founders in exchange for a $110,000 promissory note, or $0.21 per share, which was considered the fair value on the date redeemed. The redemption was recorded at cost and there were no unstated rights or privileges granted or received in connection with the redemption.

On December 17, 1998, 846,000 common shares were issued to a director in exchange for services and for $100,000 cash. The fair value of the common shares issued was $0.21 per share; accordingly, compensation for services valued at $76,500 was charged to operations and included in capital.

E-AUTOMATE CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------

NOTE 9.STOCK OPTIONS AND WARRANTS

Between January 1998 and March 31, 1999 the Company issued 227,474 non-qualifying employee stock options with a weighted average exercise price of $0.53 per share, and which expire 10 years from the grant date. The options vest 25% after one year and then 6.25% per quarter of the employees' service. Since the exercise price was in excess of the fair value of the underlying shares on the grant date, no compensation was recognized in connection with these options.

A summary of the status of the Company's employee stock options and warrants as of March 31, 1999 are presented below:



                                                      March 31, 1999
                                                --------------------------
                                                           Weighted-Average
                                                  Shares     Exercise Price
                                                ---------- ----------------

           Outstanding at beginning of period   $        -       $     -
           Granted                                 227,484          0.53
           Exercised                                     -             -
                                                ----------
           Outstanding at end of period            227,484          0.53
                                                ==========
           Options exercisable at the
              end of the period                          -             -
                                                ==========

           Weighted-average fair value of
              options granted during the
              period                            $        -
                                                ==========